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[Black and white print ad features photograph of dueling fencers. Below the fencers is a headline in white type:]
INTRODUCING CGM FOCUS FUND.
SO SELECTIVE, ONLY A FEW STOCKS ARE GOOD ENOUGH TO SURVIVE THE CUT.
Below the photograph are two columns of text which print in back against a white background. The text columns are separated by a box which also contains black text. The text columns read:] For more than 24 years, CGM's Ken Heebner has carved out exceptional investment opportunities. Witness the performance of CGM Capital Development Fund. And now, Ken is more focused than ever with his new CGM Focus Fund. A different, flexibly managed equity fund that includes only a handful of stocks with dramatic upside potential. If long-term growth of capital is your goal, call toll-free for a CGM Focus Fund prospectus.
[Text inside box reads:]
Ken Heebner also manages CGM CAPITAL DEVELOPMENT FUND #1 growth fund over 15 years*
[A black and white graphic of a fencer (logo) appears under the text with the following words:]
CGM FOCUS FUND (in large, bold black type)
Post Office Box 449, Boston, MA 02117 (in small black type)
1-800-345-4048 (in large black type)
[Below the body of the ad in smaller type is the following legend:]
*According to Lipper Analytical Services, Inc., an independent mutual fund ranking agency, which ranks the 15-year performance of 113 growth funds. Lipper ranks CGM Capital Development Fund #198 of 758 growth funds for 1-year performance, #24 of 280 growth funds for 5-year performance, and #5 of 174 growth funds for 10-year performance through 6/30/97.
For more complete information, including management fees, charges, and expenses, refer to the current prospectus which is available from the address above. Read it carefully before you invest or send money. CGM Focus Fund has broader investment flexibility than CGM Capital Development Fund.
[Entire ad is surrounded by a decorative border containing the words:] NO LOAD